Rule 497(e)
File Nos. 333-130820 & 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated February 1, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

The Board of Trustees of the Delaware VIP Growth Opportunities Series (the “Portfolio”) has approved the following changes to the investment objective and name of the Portfolio:

Effective January 21, 2010, the investment objective of the Portfolio will change.  Accordingly, the description of the Portfolio and its investment objective on page 15 of the prospectus is deleted in its entirety and replaced with the following:

Delaware VIP Growth Opportunities Series – Standard Class Shares seeks long-term capital appreciation. The Portfolio invests primarily in common stocks and generally focuses on small- to mid-sized companies, growth-oriented companies whose total market capitalization at the time of investment will be within the range of the Russell 2500 Growth Index.

Effective March 22, 2010, the name of the Portfolio will be changed to the “Delaware VIP Smid Cap Growth Series.”  This change will be reflected on pages 1 and 15 of your prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.